Supplemental Consolidated Schedules First Quarter 2026

QUARTERLY CONSOLIDATED STATEMENT OF INCOME
(Dollars and Shares in Millions, Except Per Share Data) (Unaudited)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Interest Income
Loans	$5,526	$5,599	$5,688	$5,548	$5,533
Loans held for sale	35	43	35	59	28
Investment securities	1,303	1,343	1,392	1,355	1,308
Other interest income	974	938	812	642	647
Total interest income	7,838	7,923	7,927	7,604	7,516
Interest Expense
Deposits	2,284	2,451	2,648	2,541	2,511
Short-term borrowings	645	505	328	291	249
Long-term debt	646	683	729	721	664
Total interest expense	3,575	3,639	3,705	3,553	3,424
Net interest income	4,263	4,284	4,222	4,051	4,092
Provision for credit losses	576	577	571	501	537
Net interest income after provision for credit losses	3,687	3,707	3,651	3,550	3,555
Noninterest Income(a)
Card revenue(b)	391	427	415	413	374
Corporate payment and treasury management revenue(b)(c)	408	396	407	421	400
Merchant processing services	436	440	463	474	415
Trust and investment management fees	745	756	730	703	680
Lending and deposit-related fees(c)(d)	294	302	290	277	266
Capital markets revenue(d)(e)	377	389	378	315	292
Mortgage banking revenue	161	130	180	162	173
Investment products fees	97	101	97	90	87
Securities gains (losses), net	(35)	3	(7)	(57)	—
Other(e)	123	109	125	126	149
Total noninterest income	2,997	3,053	3,078	2,924	2,836
Noninterest Expense
Compensation and employee benefits	2,628	2,529	2,561	2,600	2,637
Net occupancy and equipment	304	320	300	301	306
Professional services	92	144	117	109	98
Marketing and business development	217	187	175	161	182
Technology and communications	573	584	560	534	533
Other intangibles	110	126	125	124	123
Other	341	337	359	352	353
Total noninterest expense	4,265	4,227	4,197	4,181	4,232
Income before income taxes	2,419	2,533	2,532	2,293	2,159
Applicable income taxes	469	482	524	472	443
Net income	1,950	2,051	2,008	1,821	1,716
Net (income) loss attributable to noncontrolling interests	(5)	(6)	(7)	(6)	(7)
Net income attributable to U.S. Bancorp	$1,945	$2,045	$2,001	$1,815	$1,709
Net income applicable to U.S. Bancorp common shareholders	$1,841	$1,965	$1,893	$1,733	$1,603

Earnings per common share	$1.18	$1.26	$1.22	$1.11	$1.03
Diluted earnings per common share	$1.18	$1.26	$1.22	$1.11	$1.03
Dividends declared per common share	$.52	$.52	$.52	$.50	$.50
Average common shares outstanding	1,554	1,555	1,557	1,559	1,559
Average diluted common shares outstanding	1,555	1,556	1,557	1,559	1,560
Financial Ratios (%)
Net interest margin (taxable-equivalent basis)	2.77	2.77	2.75	2.66	2.72
Return on average assets	1.15	1.19	1.17	1.08	1.04
Return on average common equity	12.6	13.5	13.5	12.9	12.3
Efficiency ratio	58.2	57.4	57.2	59.2	60.8
Effective January 1, 2026, U.S. Bancorp made changes and reclassifications to certain fee revenue items. Prior period balances have been conformed to current period presentation to reflect the reclassifications described below:
(a) 'Corporate payment products revenue' has been renamed 'Corporate payment and treasury management revenue', and 'Service charges' has been renamed 'Lending and deposit-related fees'.
(b) Stored-value card revenue was reclassified from 'Card revenue' to 'Corporate payment and treasury management revenue'.
(c) Treasury management services revenue was reclassified from 'Lending and deposit-related fees' to 'Corporate payment and treasury management revenue'.
(d) Loan and leasing fees was reclassified from 'Capital markets revenue' to 'Lending and deposit-related fees'.
(e) Impact Finance tax credit investment syndication fee revenue and related fees was reclassified from 'Other' noninterest income to 'Capital markets revenue'.

CONSOLIDATED ENDING BALANCE SHEET
(Dollars in Millions) (Unaudited)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Assets
Cash and due from banks	$48,420	$46,890	$66,637	$57,807	$50,013
Investment securities
Held-to-maturity	75,442	76,170	76,931	77,879	78,008
Available-for-sale	93,464	90,838	89,065	90,577	86,774
Loans held for sale	2,928	2,538	2,490	2,288	1,746
Loans
Commercial(a)	154,095	148,161	142,574	141,582	138,331
Commercial real estate	49,971	48,920	48,244	48,181	48,334
Residential mortgages	117,285	115,885	115,046	114,475	118,907
Credit card(a)	37,654	38,031	36,434	35,857	34,973
Other retail	40,791	40,338	40,219	40,148	41,274
Total loans	399,796	391,335	382,517	380,243	381,819
Less allowance for loan losses	(7,646)	(7,605)	(7,557)	(7,537)	(7,584)
Net loans	392,150	383,730	374,960	372,706	374,235
Premises and equipment	3,819	3,768	3,695	3,625	3,582
Goodwill	12,625	12,635	12,634	12,637	12,555
Other intangible assets	4,799	4,904	5,152	5,285	5,381
Other assets	67,351	70,872	63,793	63,566	64,195
Total assets	$700,998	$692,345	$695,357	$686,370	$676,489

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing	$85,300	$84,116	$91,550	$86,972	$84,086
Interest-bearing	442,878	438,100	434,599	431,745	428,439
Total deposits	528,178	522,216	526,149	518,717	512,525
Short-term borrowings	17,859	17,162	15,449	15,039	17,158
Long-term debt	61,361	60,764	62,535	64,013	59,859
Other liabilities	27,353	26,552	27,426	26,705	26,389
Total liabilities	634,751	626,694	631,559	624,474	615,931
Shareholders' equity
Preferred stock	6,808	6,808	6,808	6,808	6,808
Common stock	21	21	21	21	21
Capital surplus	8,623	8,728	8,745	8,706	8,678
Retained earnings	81,944	80,906	79,742	78,652	77,691
Less treasury stock	(24,387)	(24,283)	(24,228)	(24,140)	(24,060)
Accumulated other comprehensive income (loss)	(7,223)	(6,987)	(7,748)	(8,609)	(9,042)
Total U.S. Bancorp shareholders' equity	65,786	65,193	63,340	61,438	60,096
Noncontrolling interests	461	458	458	458	462
Total equity	66,247	65,651	63,798	61,896	60,558
Total liabilities and equity	$700,998	$692,345	$695,357	$686,370	$676,489
(a)Effective January 1, 2026, U.S. Bancorp reclassified small business credit card loans from the 'Commercial' loan portfolio to the 'Credit card' loan portfolio. Prior period balances have been conformed to current period presentation.

CONSOLIDATED QUARTERLY AVERAGE BALANCE SHEET
(Dollars in Millions, Unaudited)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Assets
Investment securities	$171,471	$172,039	$173,423	$172,841	$171,178
Loans held for sale	2,326	2,775	2,253	4,843	1,823
Loans
Commercial
Commercial(a)	145,397	138,807	135,704	133,755	130,252
Lease financing	4,436	4,307	4,250	4,211	4,199
Total commercial(a)	149,833	143,114	139,954	137,966	134,451
Commercial real estate
Commercial mortgages	39,969	38,698	38,384	38,194	38,624
Construction and development	9,439	9,792	9,862	10,272	10,266
Total commercial real estate	49,408	48,490	48,246	48,466	48,890
Residential mortgages	116,690	115,390	114,780	115,616	118,844
Credit card(a)	37,341	37,019	36,079	35,439	35,083
Other retail
Retail leasing	3,525	3,572	3,718	3,869	3,990
Home equity and second mortgages	13,972	13,922	13,790	13,678	13,542
Other	22,791	22,778	22,585	23,495	24,228
Total other retail	40,288	40,272	40,093	41,042	41,760
Total loans	393,560	384,285	379,152	378,529	379,028
Interest-bearing deposits with banks	38,855	42,705	47,822	41,550	43,735
Other earning assets	17,950	18,413	14,867	15,579	14,466
Total earning assets	624,162	620,217	617,517	613,342	610,230
Allowance for loan losses	(7,623)	(7,599)	(7,565)	(7,605)	(7,589)
Unrealized gain (loss) on investment securities	(4,269)	(4,638)	(5,756)	(6,602)	(6,473)
Other assets	76,012	75,653	75,409	74,206	73,225
Total assets	$688,282	$683,633	$679,605	$673,341	$669,393

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$80,628	$83,295	$79,890	$79,117	$79,696
Interest-bearing deposits
Interest checking	130,600	131,055	131,281	131,599	125,651
Money market savings	188,986	186,119	181,063	177,087	195,442
Savings accounts	68,305	64,207	62,599	58,171	50,271
Time deposits	46,600	50,466	56,949	56,916	55,474
Total interest-bearing deposits	434,491	431,847	431,892	423,773	426,838
Short-term borrowings	19,580	16,107	15,698	22,791	18,841
Long-term debt	61,507	61,424	63,329	62,354	58,344
Total interest-bearing liabilities	515,578	509,378	510,919	508,918	504,023
Other liabilities	25,761	25,912	25,695	23,950	25,603
Shareholders' equity
Preferred equity	6,808	6,808	6,808	6,808	6,808
Common equity	59,049	57,782	55,835	54,091	52,803
Total U.S. Bancorp shareholders' equity	65,857	64,590	62,643	60,899	59,611
Noncontrolling interests	458	458	458	457	460
Total equity	66,315	65,048	63,101	61,356	60,071
Total liabilities and equity	$688,282	$683,633	$679,605	$673,341	$669,393
(a)Effective January 1, 2026, U.S. Bancorp reclassified small business credit card loans from the 'Commercial' loan portfolio to the 'Credit card' loan portfolio. Prior period balances have been conformed to current period presentation.

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES(a)

		For the Three Months Ended March 31,
		2026			2025
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates	Average Balances	Interest	Yields and Rates	% Change Average Balances
Assets
Investment securities(b)	$171,471	$1,322	3.08%	$171,178	$1,328	3.10%	.2%
Loans held for sale	2,326	35	6.01	1,823	28	6.07	27.6
Loans(c)
Commercial(d)	149,833	1,883	5.09	134,451	1,859	5.61	11.4
Commercial real estate	49,408	695	5.71	48,890	725	6.02	1.1
Residential mortgages	116,690	1,158	3.97	118,844	1,189	4.00	(1.8)
Credit card(d)	37,341	1,181	12.83	35,083	1,137	13.14	6.4
Other retail	40,288	618	6.22	41,760	633	6.15	(3.5)
Total loans	393,560	5,535	5.69	379,028	5,543	5.91	3.8
Interest-bearing deposits with banks	38,855	350	3.65	43,735	481	4.46	(11.2)
Other earning assets(e)	17,950	624	14.10	14,466	166	4.65	24.1
Total earning assets(e)	624,162	7,866	5.09	610,230	7,546	4.99	2.3
Allowance for loan losses	(7,623)			(7,589)			(.4)
Unrealized gain (loss) on investment securities	(4,269)			(6,473)			34.0
Other assets	76,012			73,225			3.8
Total assets	$688,282			$669,393			2.8

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$80,628			$79,696			1.2%
Interest-bearing deposits
Interest checking	130,600	352	1.09	125,651	342	1.10	3.9
Money market savings	188,986	1,261	2.71	195,442	1,483	3.08	(3.3)
Savings accounts	68,305	305	1.81	50,271	170	1.37	35.9
Time deposits	46,600	366	3.18	55,474	516	3.77	(16.0)
Total interest-bearing deposits	434,491	2,284	2.13	426,838	2,511	2.39	1.8
Short-term borrowings(e)	19,580	645	13.37	18,841	249	5.37	3.9
Long-term debt	61,507	646	4.26	58,344	664	4.61	5.4
Total interest-bearing liabilities(e)	515,578	3,575	2.81	504,023	3,424	2.75	2.3
Other liabilities	25,761			25,603			.6
Shareholders' equity
Preferred equity	6,808			6,808			—
Common equity	59,049			52,803			11.8
Total U.S. Bancorp shareholders' equity	65,857			59,611			10.5
Noncontrolling interests	458			460			(.4)
Total equity	66,315			60,071			10.4
Total liabilities and equity	$688,282			$669,393			2.8
Net interest income		$4,291			$4,122
Gross interest margin			2.28%			2.24%
Gross interest margin without taxable-equivalent increments			2.26			2.22

Percent of Earning Assets
Interest income			5.09%			4.99%
Interest expense			2.32			2.27
Net interest margin			2.77%			2.72%
Net interest margin without taxable-equivalent increments			2.75%			2.70%
(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Yields on investment securities are computed based on amortized cost balances, excluding any premiums or discounts recorded related to the transfer of investment securities at fair value from available-for-sale to held-to-maturity. Yields include impacts of hedge accounting, including portfolio level basis adjustments.
(c)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.
(d)Effective January 1, 2026, U.S. Bancorp reclassified small business credit card loans from the 'Commercial' loan portfolio to the 'Credit card' loan portfolio. Prior period balances have been conformed to current period presentation.
(e)Average balances for the three months ended March 31, 2026, reflect the impact of balance sheet netting of certain repurchase/reverse repurchase transactions under enforceable netting agreements, exclusive of the related interest income and expense. Reflecting the impact of netting the related interest income and expense for these arrangements, the average yields earned on other earning assets and total earning assets were 4.36 percent and 4.83 percent, respectively, and average rates paid on short-term borrowings and total interest-bearing liabilities were 4.44 percent and 2.47 percent, respectively, for the three months ended March 31, 2026.

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES(a)

		For the Three Months Ended
	March 31, 2026			December 31, 2025
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates	Average Balances	Interest	Yields and Rates	% Change Average Balances
Assets
Investment securities(b)	$171,471	$1,322	3.08%	$172,039	$1,361	3.16%	(.3)%
Loans held for sale	2,326	35	6.01	2,775	43	6.16	(16.2)
Loans(c)
Commercial(d)	149,833	1,883	5.09	143,114	1,914	5.31	4.7
Commercial real estate	49,408	695	5.71	48,490	709	5.80	1.9
Residential mortgages	116,690	1,158	3.97	115,390	1,145	3.97	1.1
Credit card(d)	37,341	1,181	12.83	37,019	1,202	12.88	.9
Other retail	40,288	618	6.22	40,272	639	6.29	—
Total loans	393,560	5,535	5.69	384,285	5,609	5.80	2.4
Interest-bearing deposits with banks	38,855	350	3.65	42,705	418	3.88	(9.0)
Other earning assets(e)	17,950	624	14.10	18,413	520	11.21	(2.5)
Total earning assets(e)	624,162	7,866	5.09	620,217	7,951	5.10	.6
Allowance for loan losses	(7,623)			(7,599)			(.3)
Unrealized gain (loss) on investment securities	(4,269)			(4,638)			8.0
Other assets	76,012			75,653			.5
Total assets	$688,282			$683,633			.7

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$80,628			$83,295			(3.2)%
Interest-bearing deposits
Interest checking	130,600	352	1.09	131,055	394	1.19	(.3)
Money market savings	188,986	1,261	2.71	186,119	1,327	2.83	1.5
Savings accounts	68,305	305	1.81	64,207	289	1.78	6.4
Time deposits	46,600	366	3.18	50,466	441	3.47	(7.7)
Total interest-bearing deposits	434,491	2,284	2.13	431,847	2,451	2.25	.6
Short-term borrowings(e)	19,580	645	13.37	16,107	505	12.44	21.6
Long-term debt	61,507	646	4.26	61,424	683	4.41	.1
Total interest-bearing liabilities(e)	515,578	3,575	2.81	509,378	3,639	2.83	1.2
Other liabilities	25,761			25,912			(.6)
Shareholders' equity
Preferred equity	6,808			6,808			—
Common equity	59,049			57,782			2.2
Total U.S. Bancorp shareholders' equity	65,857			64,590			2.0
Noncontrolling interests	458			458			—
Total equity	66,315			65,048			1.9
Total liabilities and equity	$688,282			$683,633			.7
Net interest income		$4,291			$4,312
Gross interest margin			2.28%			2.27%
Gross interest margin without taxable-equivalent increments			2.26			2.25

Percent of Earning Assets
Interest income			5.09%			5.10%
Interest expense			2.32			2.33
Net interest margin			2.77%			2.77%
Net interest margin without taxable-equivalent increments			2.75%			2.75%
(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Yields on investment securities are computed based on amortized cost balances, excluding any premiums or discounts recorded related to the transfer of investment securities at fair value from available-for-sale to held-to-maturity. Yields include impacts of hedge accounting, including portfolio level basis adjustments.
(c)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.
(d)Effective January 1, 2026, U.S. Bancorp reclassified small business credit card loans from the 'Commercial' loan portfolio to the 'Credit card' loan portfolio. Prior period balances have been conformed to current period presentation.
(e)Average balances reflect the impact of balance sheet netting of certain repurchase/reverse repurchase transactions under enforceable netting agreements, exclusive of the related interest income and expense. Reflecting the impact of netting the related interest income and expense for these arrangements, the average yields earned on other earning assets and total earning assets were 4.36 percent and 4.83 percent, respectively, and the average rates paid on short-term borrowings and total interest-bearing liabilities were 4.44 percent and 2.47 percent, respectively, for the three months ended March 31, 2026. The average yields earned on other earning assets and total earning assets were 4.25 percent and 4.88 percent, respectively, and average rates paid on short-term borrowings and total interest-bearing liabilities were 4.49 percent and 2.58 percent, respectively, for the three months ended December 31, 2025.

LOAN PORTFOLIO
	March 31, 2026		December 31, 2025		September 30, 2025		June 30, 2025		March 31, 2025
(Dollars in Millions) (Unaudited)	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total
Commercial
Commercial(a)	$149,586	37.4	$143,725	36.7	$138,266	36.2	$137,301	36.1	$134,090	35.1
Lease financing	4,509	1.2	4,436	1.2	4,308	1.1	4,281	1.1	4,241	1.1
Total commercial(a)	154,095	38.6	148,161	37.9	142,574	37.3	141,582	37.2	138,331	36.2

Commercial real estate
Commercial mortgages	40,807	10.2	39,476	10.1	38,316	10.0	38,144	10.0	38,064	10.0
Construction and
development	9,164	2.3	9,444	2.4	9,928	2.6	10,037	2.7	10,270	2.7
Total commercial
real estate	49,971	12.5	48,920	12.5	48,244	12.6	48,181	12.7	48,334	12.7

Residential mortgages
Residential mortgages	112,397	28.1	110,788	28.3	109,730	28.7	108,913	28.6	113,112	29.6
Home equity loans, first
liens	4,888	1.2	5,097	1.3	5,316	1.4	5,562	1.5	5,795	1.5
Total residential
mortgages	117,285	29.3	115,885	29.6	115,046	30.1	114,475	30.1	118,907	31.1

Credit card(a)	37,654	9.4	38,031	9.7	36,434	9.5	35,857	9.5	34,973	9.2

Other retail
Retail leasing	3,585.9		3,524.9		3,627	1.0	3,816	1.0	3,928	1.0
Home equity and second
mortgages	13,959	3.5	14,025	3.6	13,858	3.6	13,761	3.6	13,540	3.6
Revolving credit	4,864	1.2	4,561	1.2	4,274	1.1	4,062	1.1	3,791	1.0
Installment	14,823	3.7	14,653	3.7	14,592	3.8	14,220	3.7	14,190	3.7
Automobile	3,560.9		3,575.9		3,868	1.0	4,289	1.1	5,825	1.5
Total other retail	40,791	10.2	40,338	10.3	40,219	10.5	40,148	10.5	41,274	10.8
Total loans	$399,796	100.0	$391,335	100.0	$382,517	100.0	$380,243	100.0	$381,819	100.0
(a)Effective January 1, 2026, U.S. Bancorp reclassified small business credit card loans from the 'Commercial' loan portfolio to the 'Credit card' loan portfolio. Prior period balances have been conformed to current period presentation.

Supplemental Business Segment Schedules First Quarter 2026
WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING CONSUMER AND BUSINESS BANKING PAYMENT SERVICES TREASURY AND CORPORATE SUPPORT

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$1,874	$1,798	$1,770	$1,725	$1,709
Noninterest Income
Card revenue	—	—	—	—	—
Corporate payment and treasury management revenue	156	144	152	163	152
Merchant processing services	—	—	—	—	—
Trust and investment management fees	744	755	729	702	679
Lending and deposit-related fees	155	161	144	139	137
Capital markets revenue	377	379	374	315	294
Mortgage banking revenue	—	—	—	—	—
Investment products fees	97	101	97	90	87
Securities gains (losses), net	—	—	—	—	—
Other	79	74	77	87	73
Total noninterest income	1,608	1,614	1,573	1,496	1,422
Total net revenue	3,482	3,412	3,343	3,221	3,131
Noninterest Expense
Compensation and employee benefits	580	565	560	565	553
Other intangibles	40	46	46	46	46
Net shared services	642	646	650	651	632
Other direct expenses	243	281	253	244	251
Total noninterest expense	1,505	1,538	1,509	1,506	1,482
Income before provision and income taxes	1,977	1,874	1,834	1,715	1,649
Provision for Credit Losses	65	157	196	178	42
Income before income taxes	1,912	1,717	1,638	1,537	1,607
Income taxes and taxable-equivalent adjustment	478	429	410	384	402
Net income	1,434	1,288	1,228	1,153	1,205
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$1,434	$1,288	$1,228	$1,153	$1,205

FINANCIAL RATIOS
Return on average assets	2.27%	2.10%	2.07%	1.97%	2.12%
Net interest margin (taxable-equivalent basis)	3.47	3.44	3.50	3.47	3.55
Efficiency ratio	43.2	45.1	45.1	46.8	47.3

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
AVERAGE BALANCE SHEET
Loans
Commercial	$137,464	$130,471	$127,534	$125,519	$122,692
Commercial real estate	37,544	36,610	36,397	36,694	37,284
Residential mortgages	22,247	20,586	19,057	17,560	16,594
Credit card	—	—	—	—	—
Other retail	6,579	6,309	5,963	5,784	5,621
Total loans	203,834	193,976	188,951	185,557	182,191
Other Earning Assets	15,378	13,378	11,908	13,930	13,142
Total earning assets	219,212	207,354	200,859	199,487	195,333
Non-earning Assets
Goodwill	4,826	4,826	4,826	4,826	4,824
Other intangible assets	682	726	772	817	863
Other non-earning assets	31,387	30,001	29,154	29,316	29,599
Total non-earning assets	36,895	35,553	34,752	34,959	35,286
Total assets	256,107	242,907	235,611	234,446	230,619
Deposits
Noninterest-bearing deposits	57,812	59,499	56,129	55,259	56,001
Interest checking	58,510	60,016	60,868	60,741	54,844
Savings products	163,031	157,476	150,618	142,773	153,462
Time deposits	8,229	8,814	9,270	9,897	10,851
Total deposits	287,582	285,805	276,885	268,670	275,158
Other Interest-bearing Liabilities	23,560	21,739	20,231	22,026	20,506
Other Noninterest-bearing Liabilities	16,553	15,023	14,597	14,310	16,115
Total liabilities	327,695	322,567	311,713	305,006	311,779
Total U.S. Bancorp Shareholders' Equity	24,200	24,511	23,992	23,700	23,508
Noncontrolling Interests	7	7	7	8	11
Total Equity	24,207	24,518	23,999	23,708	23,519

CREDIT QUALITY
Net Charge-offs
Commercial	$102	$92	$15	$49	$88
Commercial real estate	(11)	(4)	102	58	(5)
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	—	—	(1)	—	—
Total net charge-offs	$91	$88	$116	$107	$83
Net Charge-off Ratios
Commercial	.30%	.28%	.05%	.16%	.29%
Commercial real estate	(.12)	(.04)	1.11	.63	(.05)
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	—	—	(.07)	—	—
Total net charge-offs	.18%	.18%	.24%	.23%	.18%

	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Nonperforming Assets
Nonperforming loans	$1,068	$1,134	$1,216	$1,246	$1,301
Other nonperforming assets	1	1	1	1	—
Total nonperforming assets	$1,069	$1,135	$1,217	$1,247	$1,301

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
OTHER INFORMATION
Average Loan Balances
Commercial real estate division	$47,498	$44,808	$44,010	$43,944	$43,659
Wealth management	36,518	34,230	32,250	30,514	29,186
Institutional client group	99,703	95,039	93,164	92,480	91,434
Other	20,115	19,899	19,527	18,619	17,912
Total	$203,834	$193,976	$188,951	$185,557	$182,191

Average Deposit Balances
Commercial real estate division	$16,616	$17,299	$15,984	$15,502	$15,527
Wealth management	48,000	47,230	46,234	45,264	45,257
Institutional client group	137,568	138,772	137,427	134,175	135,402
Global corporate trust	62,654	60,677	56,935	54,383	59,342
Other	22,744	21,827	20,305	19,346	19,630
Total	$287,582	$285,805	$276,885	$268,670	$275,158

Noninterest Income
Trust and investment management fees
Wealth management	$178	$181	$175	$172	$167
U.S. Bancorp Asset Management	65	65	65	62	64
Global corporate trust	243	253	242	231	219
Global fund services	162	160	154	144	140
Institutional trust & custody	71	70	69	67	63
Other	25	26	24	26	26
Capital markets revenue	377	379	374	315	294
Treasury management	156	144	152	163	152
All other noninterest income	331	336	318	316	297
Total	$1,608	$1,614	$1,573	$1,496	$1,422

Assets Under Management by Category(a)
Equity	$94,953	$88,527	$85,068	$79,084	$80,414
Fixed income	231,041	225,777	224,009	232,453	224,349
Money market	212,115	202,398	194,604	187,799	182,768
Other	26,944	28,243	26,336	37,037	36,741
Total	$565,053	$544,945	$530,017	$536,373	$524,272
(a) Amounts reported reflect end of month balances reported on a one month lag.

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$1,801	$1,762	$1,849	$1,843	$1,768
Noninterest Income
Card revenue	128	136	136	135	125
Corporate payment and treasury management revenue	35	35	35	35	33
Merchant processing services	—	—	—	—	—
Trust and investment management fees	1	1	1	1	1
Lending and deposit-related fees	139	141	146	138	129
Capital markets revenue	6	6	6	6	5
Mortgage banking revenue	161	130	180	162	173
Investment products fees	—	—	—	—	—
Securities gains (losses), net	—	—	—	—	—
Other	54	58	63	62	64
Total noninterest income	524	507	567	539	530
Total net revenue	2,325	2,269	2,416	2,382	2,298
Noninterest Expense
Compensation and employee benefits	522	531	527	530	525
Other intangibles	52	59	59	58	59
Net shared services	553	555	552	538	541
Other direct expenses	304	325	325	318	315
Total noninterest expense	1,431	1,470	1,463	1,444	1,440
Income before provision and income taxes	894	799	953	938	858
Provision for Credit Losses	72	76	62	37	62
Income before income taxes	822	723	891	901	796
Income taxes and taxable-equivalent adjustment	206	181	223	225	199
Net income	616	542	668	676	597
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$616	$542	$668	$676	$597

FINANCIAL RATIOS
Return on average assets	1.59%	1.36%	1.67%	1.64%	1.45%
Net interest margin (taxable-equivalent basis)	4.98	4.73	4.95	4.79	4.61
Efficiency ratio	61.5	64.8	60.6	60.6	62.7

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
AVERAGE BALANCE SHEET
Loans
Commercial	$4,399	$4,488	$4,330	$4,525	$4,054
Commercial real estate	11,864	11,880	11,849	11,772	11,606
Residential mortgages	94,443	94,804	95,723	98,056	102,250
Credit card	—	—	—	—	—
Other retail	33,585	33,835	33,999	35,124	35,996
Total loans	144,291	145,007	145,901	149,477	153,906
Other Earning Assets	2,409	2,850	2,331	4,875	1,778
Total earning assets	146,700	147,857	148,232	154,352	155,684
Non-earning Assets
Goodwill	4,326	4,326	4,326	4,326	4,326
Other intangible assets	3,914	4,022	4,223	4,277	4,368
Other non-earning assets	2,003	2,004	1,970	2,036	2,113
Total non-earning assets	10,243	10,352	10,519	10,639	10,807
Total assets	156,943	158,209	158,751	164,991	166,491
Deposits
Noninterest-bearing deposits	18,364	19,464	19,709	19,703	19,204
Interest checking	72,111	71,142	70,509	70,973	70,901
Savings products	93,850	92,409	92,519	91,766	91,316
Time deposits	38,160	39,401	39,231	38,019	36,649
Total deposits	222,485	222,416	221,968	220,461	218,070
Other Interest-bearing Liabilities	2,874	2,127	1,553	1,537	1,728
Other Noninterest-bearing Liabilities	1,697	1,742	1,872	1,880	1,843
Total liabilities	227,056	226,285	225,393	223,878	221,641
Total U.S. Bancorp Shareholders' Equity	13,107	13,293	13,363	13,556	13,705
Noncontrolling Interests	—	—	—	—	—
Total Equity	13,107	13,293	13,363	13,556	13,705

CREDIT QUALITY
Net Charge-offs
Commercial	$18	$13	$16	$15	$12
Commercial real estate	3	1	1	(1)	1
Residential mortgages	(1)	(2)	(1)	(1)	—
Credit card	—	—	—	—	—
Other retail	68	67	58	53	62
Total net charge-offs	$88	$79	$74	$66	$75
Net Charge-off Ratios
Commercial	1.66%	1.15%	1.47%	1.33%	1.20%
Commercial real estate	.10	.03	.03	(.03)	.03
Residential mortgages	—	(.01)	—	—	—
Credit card	—	—	—	—	—
Other retail	.82	.79	.68	.61	.70
Total net charge-offs	.25%	.22%	.20%	.18%	.20%

	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Nonperforming Assets
Nonperforming loans	$420	$413	$394	$391	$383
Other nonperforming assets	22	24	23	21	23
Total nonperforming assets	$442	$437	$417	$412	$406

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
OTHER INFORMATION
Other Retail Loan Information
Average Balances
Retail leasing	$3,525	$3,572	$3,718	$3,868	$3,990
Home equity and second mortgages	11,483	11,457	11,359	11,246	11,120
Other	18,577	18,806	18,922	20,010	20,886
Total other retail	$33,585	$33,835	$33,999	$35,124	$35,996
Home equity first lien(a)	$4,471	$4,662	$4,861	$5,093	$5,296
Home equity loans	2,787	2,754	2,712	2,621	2,492
Home equity lines	8,696	8,703	8,647	8,625	8,628
Total home equity	$15,954	$16,119	$16,220	$16,339	$16,416
Net Charge-off Ratios (%)
Retail leasing	2.07	2.00	1.81	1.04	1.32
Home equity and second mortgages	.04	—	(.03)	—	(.04)
Other	1.07	1.03	.88	.86	.97
Total other retail	.82	.79	.68	.61	.70
Retail Credit Production
Indirect loan/lease production volume	$1,681	$1,435	$1,660	$1,367	$1,141
Direct branch loan/line production volume	1,737	1,613	1,836	1,935	1,499
Other production volume	1,595	1,196	1,133	1,004	817
Total retail credit production volume	$5,013	$4,244	$4,629	$4,306	$3,457
Branch and ATM Data
# of branches	2,066	2,075	2,080	2,081	2,117
# of U.S. Bank ATMs	4,458	4,428	4,374	4,320	4,476
(a) Home equity first lien balances are reported within residential mortgages as required by regulatory accounting principles.

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Mortgage Banking Division Data
Mortgage banking revenue
Origination and sales(a)	$88	$84	$93	$80	$71
Loan servicing	163	165	173	172	172
Mortgage servicing rights fair value changes
net of economic hedges(b)	(27)	(11)	12	(4)	2
Other changes in mortgage servicing rights fair value(c)	(63)	(108)	(98)	(86)	(72)
Total mortgage banking revenue	$161	$130	$180	$162	$173
Mortgage production volume	$11,474	$12,627	$9,951	$9,645	$6,562
Mortgage application volume	$16,307	$16,214	$14,845	$14,363	$11,631
Mortgages serviced for others(d/e)	$215,409	$216,349	$216,146	$220,795	$216,701
A summary of the Company's mortgage servicing rights and related characteristics by portfolio as of March 31, 2026, was as follows:
(Dollars in Millions)		HFA(f)	Government	Conventional(g)	Total
Servicing portfolio(h)		$57,635	$23,239	$125,380	$206,254
Fair value		$865	$460	$1,827	$3,152
Value (bps)(i)		150	198	146	153
Weighted-average servicing fees (bps)		35	45	25	30
Multiple (value/servicing fees)		4.26	4.43	5.75	5.05
Weighted-average note rate		5.20%	4.41%	4.06%	4.42%
Weighted-average age (in years)		4.9	7.0	5.8	5.7
Weighted-average expected prepayment (constant prepayment rate)		10.4%	10.1%	8.3%	9.1%
Weighted-average expected life (in years)		7.3	6.7	7.1	7.1
Weighted-average option adjusted spread(j)		7.4%	6.9%	5.1%	6.0%
(a)Origination and sales revenue recorded based on estimated number of applications that will close.
(b)Represents the net impact of changes in the fair value of mortgage servicing rights related to assumption changes and the derivatives used to economically hedge the mortgage servicing rights fair value changes.
(c)Primarily the change in MSR value from passage of time and cash flows realized (decay), but also includes the impact of changes to expected cash flows not associated with changes in market interest rates, such as the impact of delinquencies.
(d)Amounts reported reflect end of period balances.
(e)Includes subserviced mortgages with no corresponding mortgage servicing rights asset.
(f)Represents Housing Finance Agency division.
(g)Represents loans primarily sold to government-sponsored enterprises.
(h)Represents principal balance of mortgages having corresponding mortgage servicing rights asset.
(i)Calculated as fair value divided by the servicing portfolio.
(j)Option adjusted spread is the incremental spread added to the risk-free rate to reflect optionality and other risk inherent in the mortgage servicing rights asset.

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$794	$794	$781	$730	$742
Noninterest Income
Card revenue	263	291	279	278	249
Corporate payment and treasury management revenue	217	217	220	221	213
Merchant processing services	436	440	463	474	415
Trust and investment management fees	—	—	—	—	—
Lending and deposit-related fees	—	—	—	—	—
Capital markets revenue	—	—	—	—	—
Mortgage banking revenue	—	—	—	—	—
Investment products fees	—	—	—	—	—
Securities gains (losses), net	—	—	—	—	—
Other	9	21	11	11	35
Total noninterest income	925	969	973	984	912
Total net revenue	1,719	1,763	1,754	1,714	1,654
Noninterest Expense
Compensation and employee benefits	232	230	226	216	212
Other intangibles	18	21	20	20	18
Net shared services	567	609	595	578	582
Other direct expenses	247	276	239	239	216
Total noninterest expense	1,064	1,136	1,080	1,053	1,028
Income before provision and income taxes	655	627	674	661	626
Provision for Credit Losses	347	461	409	384	317
Income before income taxes	308	166	265	277	309
Income taxes and taxable-equivalent adjustment	77	42	66	69	77
Net income	231	124	199	208	232
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$231	$124	$199	$208	$232

FINANCIAL RATIOS
Return on average assets	1.91%	1.01%	1.63%	1.74%	2.01%
Net interest margin (taxable-equivalent basis)	7.32	7.17	7.21	6.93	7.22
Efficiency ratio	61.9	64.4	61.6	61.4	62.2

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
AVERAGE BALANCE SHEET
Loans
Commercial	$6,541	$6,798	$6,750	$6,653	$6,388
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	37,341	37,019	36,079	35,439	35,083
Other retail	121	126	128	132	136
Total loans	44,003	43,943	42,957	42,224	41,607
Other Earning Assets	5	5	5	5	57
Total earning assets	44,008	43,948	42,962	42,229	41,664
Non-earning Assets
Goodwill	3,481	3,478	3,482	3,425	3,391
Other intangible assets	237	251	260	258	249
Other non-earning assets	1,280	1,242	1,720	1,923	1,521
Total non-earning assets	4,998	4,971	5,462	5,606	5,161
Total assets	49,006	48,919	48,424	47,835	46,825
Deposits
Noninterest-bearing deposits	2,425	2,432	2,370	2,439	2,616
Interest checking	1	1	—	1	1
Savings products	92	93	94	93	92
Time deposits	1	1	1	1	1
Total deposits	2,519	2,527	2,465	2,534	2,710
Other Interest-bearing Liabilities	361	325	257	331	228
Other Noninterest-bearing Liabilities	4,573	4,675	5,104	5,377	4,880
Total liabilities	7,453	7,527	7,826	8,242	7,818
Total U.S. Bancorp Shareholders' Equity	10,596	10,457	10,318	10,234	10,229
Noncontrolling Interests	—	—	—	—	—
Total Equity	10,596	10,457	10,318	10,234	10,229

CREDIT QUALITY
Net Charge-offs
Commercial	$1	$1	$—	$1	$1
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	365	358	346	380	387
Other retail	1	1	1	—	1
Total net charge-offs	$367	$360	$347	$381	$389
Net Charge-off Ratios
Commercial	.06%	.06%	—%	.06%	.06%
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	3.96	3.84	3.80	4.30	4.47
Other retail	3.35	3.15	3.10	—	2.98
Total net charge-offs	3.38%	3.25%	3.20%	3.62%	3.79%

	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Nonperforming Assets
Nonperforming loans	$—	$—	$—	$—	$—
Other nonperforming assets	—	—	—	—	—
Total nonperforming assets	$—	$—	$—	$—	$—

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
OTHER INFORMATION
Noninterest Income
Credit card	$263	$291	$279	$278	$249
Corporate payment products and prepaid	217	217	220	221	213
Global merchant acquiring	436	440	463	474	415

Payment Volumes
Credit card	$36,999	$39,651	$38,581	$38,132	$34,960
Debit card(a)	26,072	26,894	26,327	26,264	24,501
Prepaid card	1,920	2,080	1,609	1,556	1,529
Corporate payment products	22,688	21,413	23,312	22,317	21,612
Merchant volume	145,093	145,144	157,540	155,853	143,505
Total	232,772	235,182	247,369	244,122	226,107

# of merchant transactions	2,048,561,885	2,194,766,357	2,305,019,024	2,259,541,900	2,014,546,904
(a) Debit card revenue is reported within the Consumer and Business Banking segment.

TREASURY AND CORPORATE SUPPORT				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	($178)	($42)	($149)	($218)	($97)
Noninterest Income
Card revenue	—	—	—	—	—
Corporate payment and treasury management revenue	—	—	—	2	2
Merchant processing services	—	—	—	—	—
Trust and investment management fees	—	—	—	—	—
Lending and deposit-related fees	—	—	—	—	—
Capital markets revenue	(6)	4	(2)	(6)	(7)
Mortgage banking revenue	—	—	—	—	—
Investment products fees	—	—	—	—	—
Securities gains (losses), net	(35)	3	(7)	(57)	—
Other	(19)	(44)	(26)	(34)	(23)
Total noninterest income	(60)	(37)	(35)	(95)	(28)
Total net revenue	(238)	(79)	(184)	(313)	(125)
Noninterest Expense
Compensation and employee benefits	1,294	1,203	1,248	1,289	1,347
Other intangibles	—	—	—	—	—
Net shared services	(1,762)	(1,810)	(1,797)	(1,767)	(1,755)
Other direct expenses	733	690	694	656	690
Total noninterest expense	265	83	145	178	282
Income (loss) before provision and income taxes	(503)	(162)	(329)	(491)	(407)
Provision for Credit Losses	92	(117)	(96)	(98)	116
Income (loss) before income taxes	(595)	(45)	(233)	(393)	(523)
Income taxes and taxable-equivalent adjustment	(264)	(142)	(146)	(177)	(205)
Net income (loss)	(331)	97	(87)	(216)	(318)
Net (income) loss attributable to noncontrolling interests	(5)	(6)	(7)	(6)	(7)
Net income (loss) attributable to U.S. Bancorp	($336)	$91	($94)	($222)	($325)

TREASURY AND CORPORATE SUPPORT				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
AVERAGE BALANCE SHEET
Loans
Commercial	$1,429	$1,357	$1,340	$1,269	$1,317
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	3	2	3	2	7
Total loans	1,432	1,359	1,343	1,271	1,324
Other Earning Assets	212,810	219,699	224,121	216,003	216,225
Total earning assets	214,242	221,058	225,464	217,274	217,549
Non-earning Assets
Goodwill	—	—	—	—	—
Other intangible assets	7	7	7	8	8
Other non-earning assets	11,977	12,533	11,348	8,787	7,901
Total non-earning assets	11,984	12,540	11,355	8,795	7,909
Total assets	226,226	233,598	236,819	226,069	225,458
Deposits
Noninterest-bearing deposits	2,027	1,900	1,682	1,716	1,875
Interest-bearing deposits	506	2,494	8,782	9,509	8,721
Total deposits	2,533	4,394	10,464	11,225	10,596
Other Interest-bearing Liabilities	54,292	53,340	56,986	61,251	54,723
Other Noninterest-bearing Liabilities	2,938	4,472	4,122	2,383	2,765
Total liabilities	59,763	62,206	71,572	74,859	68,084
Total U.S. Bancorp Shareholders' Equity	17,954	16,329	14,970	13,409	12,169
Noncontrolling Interests	451	451	451	449	449
Total Equity	18,405	16,780	15,421	13,858	12,618

CREDIT QUALITY
Net Charge-offs
Commercial	$—	$—	($1)	$—	$—
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	—	—	—	—	—
Total net charge-offs	$—	$—	($1)	$—	$—

	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Nonperforming Assets
Nonperforming loans	$—	$—	$—	$—	$1
Other nonperforming assets	17	18	20	21	19
Total nonperforming assets	$17	$18	$20	$21	$20